UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2006
CALPINE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
Commission File Number: 1-12079
I.R.S. Employer Identification Number: 77-0212977
50 West San Fernando Street
San Jose, California 95113
Telephone: (408) 995-5115
(Address of principal executive offices and telephone number)
Not applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — OTHER EVENTS
     On December 4, 2006, Calpine Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed a motion with the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) in the matter of In re Calpine Corporation, et al., Case No. 05-60200 (BRL) for the entry of (a) an interim order (the “Interim Order”) establishing the effective date for notice and sell-down procedures for trading in claims against the Debtors’ estates and scheduling a hearing to approve an order (the “Final Order”) establishing notice and sell-down procedures for trading in claims against the Debtors’ estates, and (b) the Final Order. The notice and sell-down procedures will allow the Debtors to identify substantial claim holders and to require certain claim holders who purchase claims after the Interim Order Date (as defined below) to sell down a portion of those claims, if necessary, to protect the Debtors’ ability to utilize their accumulated net operating losses and other tax attributes. As described in the Company’s Current Report on Form 8-K filed with the SEC on January 27, 2006, the U.S. Bankruptcy Court previously approved certain trading notification and transfer procedures designed to allow the Company to restrict trading in its common stock (and related securities) which could negatively impact the Debtors’ accumulated net operating losses and other tax attributes.
     On December 6, 2006 (the “Interim Order Date”), the U.S. Bankruptcy Court entered the Interim Order and scheduled a hearing before the U.S. Bankruptcy Court to consider approval of the Final Order to be held on February 7, 2007 (the “Final Hearing”). Pursuant to the Interim Order potential purchasers of claims against the Debtors are deemed notified that, to the extent the Final Order is approved at the Final Hearing or thereafter, they may be subject to a required sell-down of any claims purchased after the Interim Order Date pursuant to the terms of the Final Order. The foregoing description of the Interim Order is qualified in its entirety by reference to the Interim Order a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
     Access to documents filed with the U.S. Bankruptcy Court and other general information about the Chapter 11 cases is available at www.kccllc.net/calpine. Certain information regarding the Canadian proceedings under the CCAA, including the reports of the monitor appointed by the Canadian Court, is available at the monitor’s website at www.ey.com/ca/calpinecanada. The content of the foregoing websites is not a part of this Report.
ITEM 9.01 — FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
     (d) Exhibits

99.1	Interim Order Pursuant to 11 U.S.C. §§ 105, 362, 541 and Bankruptcy Rule 3001 (A) Establishing Effective Date for Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates and (B) Scheduling Hearing for Final Order.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION
By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President, Chief Accounting Officer

Date: December 8, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Interim Order Pursuant to 11 U.S.C. §§ 105, 362, 541 and Bankruptcy Rule 3001 (A) Establishing Effective Date for Notice and Sell-Down Procedures for Trading in Claims Against the Debtors’ Estates and (B) Scheduling Hearing for Final Order.